Loss Per Share	6 Months Ended
Jun. 30, 2018
Earnings Per Share [Abstract]
Loss Per Share
Loss Per Share
The net loss available for common shareholders and loss per common share presented in the table below includes the results of operations of the Entities under Common Control which were not purchased solely with cash (note 4):

	Three Months Ended		Six Months Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
	$	$	$	$
Net loss	(27,413)	(37,477)	(46,566)	(33,764)

Weighted average number of common shares – basic (1)	268,558,556	179,197,658	268,426,201	178,665,430
Dilutive effect of stock-based awards	—	—	—	—
Weighted average number of common shares – diluted (1)	268,558,556	179,197,658	268,426,201	178,665,430

Loss per common share:
– Basic	(0.10)	(0.21)	(0.17)	(0.19)
– Diluted	(0.10)	(0.21)	(0.17)	(0.19)

(1)
The weighted-average number of common shares outstanding for periods prior to May 2017 has been retroactively adjusted to include approximately 13.8 million shares of the Company's Class B common stock issued to Teekay as consideration for the acquisition of 50% of TTOL in May 2017.

Stock-based awards that have an anti-dilutive effect on the calculation of diluted earnings per common share, are excluded from this calculation. In the periods where a loss attributable to shareholders has been incurred, all stock-based awards are anti-dilutive. For the three and six months ended June 30, 2018, 0.3 million and 0.3 million restricted stock units (June 30, 2017 - 0.3 million and 0.1 million), respectively, had an anti-dilutive effect on the calculation of diluted earnings per common share. For the three and six months ended June 30, 2018, options to acquire 2.9 million and 2.6 million (June 30, 2017 - 1.7 million and 1.5 million) shares, respectively, of the Company’s Class A common stock had an anti-dilutive effect on the calculation of diluted earnings per common share.